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[LOGO]                                                  THE CHASE MANHATTAN BANK

                               PROMISSORY NOTE
                                   (XGLCA)


$  400,000.00                                           New York     , N.Y.
 --------------                                         ------------------

                                                        November 17    , 1997
                                                        ---------------     -

     On                            (insert specific date or "DEMAND"), for value
received, the undersigned hereby promises to pay to the order of THE CHASE MANHATTAN BANK (hereinafter the "Bank") at its offices at 380 Madison Avenue, 14th Floor, New York, N.Y. Four Hundred Thousand and 00/00 DOLLARS with
interest payable on             (specific date) and the     day of each
(quarter, month, etc.) thereafter (and at maturity) at a per annum rate of    %
above the Bank's Prime Rate (which shall be the rate of interest as is publicly announced at the Bank's principal office from time to time as its Prime Rate), adjusted as of the date of each such change. The foregoing rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, but in no event shall be higher than the maximum permitted under applicable law. Interest on any past due amount, whether at the due date thereof or by acceleration, shall be paid at a rate of one percent per annum in excess of the above stated rate, but in no event higher than the maximum permitted under applicable law. Time for payment extended by law shall be included in the computation of interest.

     In the event of: default in the prompt payment of this note or any other liability or obligation now or hereafter owed by the undersigned to the Bank, contracted with or acquired by the Bank, whether joint, several, direct, indirect, absolute, contigent, secured, unsecured, matured or unmatured (all of which are hereafter collectively called "Liabilities"); default in any other indebtedness of the undersigned (which, for the purposes of this sentence, means the undersigned or any guarantor, surety or endorser of, or any person or entity which has pledged any of its property to secure any Liabilities); complete or partial liquidation or suspension of any business of the undersigned; dissolution, merger, consolidation or reorganization of the undersigned; death of or loss of employment by an individual or any member of any partnership (if the undersigned is an individual or a partnership); failure to furnish any financial information or to permit inspection of any books or records at the Bank's request; a representation, warranty or statement of the undersigned proving false in any material respect when made or furnished; general assignment for the benefit of creditors or insolvency of the undersigned; commencement of any proceeding supplementary to any execution relating to any judgment against the undersigned; attachment, distraint, levy, execution or final judgment against the undersigned or against the property of the undersigned; appointment of a receiver, conservator, rehabilitator or similar officer for the undersigned, or for any property of the undersigned; tax lien by the United

States Government or any state or political subdivision thereof against the undersigned; the taking of possession of or assumption of control over, all or any substantial part of the property of the undersigned by the United States Government, or any state or political subdivision thereof, foreign government (de facto or de jure) or any agency of any thereof; calling of a meeting of creditors, assignment for the benefit of creditors or bulk sale or notice thereof; any mortgage, pledge of or creation of a security interest in any assets without the consent of the holder of this note; filing of a petition in bankruptcy, commencement of any proceeding under any bankruptcy or debtor's law (or similar law analogous in purpose or effect) for the relief, reorganization, composition, extension, arrangement or readjustment of any of the obligations by or against the undersigned; then, and in any of those events (each, an "Event of Default"), all Liabilities, although otherwise unmatured or contingent, shall forthwith become due and payable without notice or demand and notwithstanding anything to the contrary contained herein or in any other instrument. The Bank, in addition to any other rights (including rights of set-off and banker's lien) available to it under applicable law, shall have the right immediately upon the occurrence of an Event of Default to set-off against this note and/or any other Liabilities all monies owed

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by the Bank in any capacity to any of the undersigned, whether or not due or matured, and the Bank shall be deemed to have exercised such right to set-off and to have made a charge against any such money immediately upon any such occurrence even though such charge is made or entered on the books of the Bank subsequent thereto. Further, acceptance of any payments shall not waive or affect any prior demand or acceleration of these Liabilities, and each such payment made shall be applied first to the payment of accured interest, then to the aggregate upaid principal or otherwise as determined by the Bank in its sole discretion. The undersigned hereby irrevocably consents to the in personam jurisdiction of the federal and/or state courts within the State of New York over controversies arising from or relating to this note or the Liabilities and irrevocably waives trial by jury and the right to interpose any counterclaim or offset of any nature in any such litigation. The undersigned further irrevocably waives presentment, demand, protest, notice of dishonor and all other notices or demands of any kind in connection with this note or any Liabilities. The undersigned shall be jointly and severally liable hereon.

     The undersigned agrees to pay to the Bank, as soon as incurred, all costs and expenses incurred in connection with the enforcement or collection of this note, or in any way relating to the rights of the Bank hereunder, including reasonable inside or outside counsel fees and expenses. Each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive and each may be exercised by the Bank from time to time and as often as may be necessary. The Bank may release any party (including any partner of any undersigned) without notice to any of the undersigned, whether as co-makers, endorsers, guarantors, sureties, assigns or otherwise, without affecting the liability of any of the undersigned hereof or any partner of any undersigned hereof.


     No modification or waiver of any of the provisions of this note shall be effective unless intially requested in writing, by the undersigned, signed by the Bank, and only to the extent therein set forth; nor shall any such waiver be applicable except in the specific instance for which given. This agreement sets forth the entire understanding of the parties, and the undersigned acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations hereunder, except those specifically set forth herein.

     If the undersigned is a partnership, the agreement herein contained shall remain in force and applicable, notwithstanding any changes in the individuals composing the partnership or any release of any partner or partners and their partners shall not thereby be released from any liability. If this note is signed by more than one party, the term "undersigned", as used herein, shall include and mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned" and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them"; and the Bank may release any of the parties hereto and it may renew or extend any of the liabilities of any of them and may make additional advances or extensions of credit to any of them or release or fail to set-off any deposit account or credit to any of them or grant other indulgences to any of them, all from time to time, before or after maturity hereof, with or without further notice to or assent from any of the other parties hereto. Each reference herein to the Bank shall be deemed to include its successors, endorsees and assigns, in whose favor the provisions hereof shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions hereof.

     The provisions of this note shall be constructed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York and, as to interest rates, applicable Federal law.


/s/ signature illegible                        See Attached
----------------------------------           ------------------------------
Wahlco Environmental Systems, Inc.

Address: 3600 W. Segerstrom Ave              Address:
         -------------------------                    ---------------------
         Santa Ana, CA 92704-6495



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                                  ATTACHMENT


               WEXFORD CAPITAL PARTNERS II, L.P., as Indemnitor


Dated: 11/14/97               By: /s/ Jay Maymudes
                                  _________________________________________
                              Jay Maymudes, Vice President of Wexford
                              Capital Corp., the general partner of Wexford
                              Capital II, L.P., the general partner of Wexford
                              Capital Partners II, L.P.


               WEXFORD OVERSEAS PARTNERS I, L.P., as Indemnitor


Dated: 11/14/97               By: /s/ Jay Maymudes
                                  _________________________________________
                              Jay Maymudes, Vice President of Wexford
                              Capital Limited, the general partner of Wexford
                              Capital Overseas L.P., the general partner of
                              Wexford Overseas Partners I, L.P.